Exhibit 10.13

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE

EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE

REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED

INFORMATION HAS BEEN MARKED WITH “[***].”

DATA SERVICES AND LICENSE AGREEMENT

This cover sheet (the “Cover Sheet”), together with the Terms and Conditions attached as Attachment A (the “Terms”) and any other exhibits or attachments, constitute the Data Services and License Agreement (the “Agreement”), effective as of January 26, 2022 (the “Effective Date”), by and between Life360, Inc., a Delaware corporation (“Life360”), and Placer Labs Inc., a Delaware corporation (“Placer”). Each of Life360 and Placer is a “Party” or a “party,” and collectively the “Parties” or “parties.”

Placer

Complete Entity Name:	Placer Labs Inc.

Principal Place of Business:	340 Lemon Avenue #1277, Walnut, CA 91789

Contact Name:	[***]

Contact Email:	[***]

Privacy Policy URL:	https://www.placer.ai/privacy-policy/

Life360

Complete Entity Name:	Life360 Inc.

Principal Place of Business:	539 Bryant Street, Suite 402, San Francisco CA 94107

Contact Name:	Kirsten Daru

Contact Email:	[***]

Privacy Policy URL:	https://support.life360.com/hc/en-us/articles/360043228154

Services Details

Data Processing Services Provided by Placer	Subject to, and as described in, the Agreement and in partial consideration of the Placer Fees (as defined below), Placer shall perform the following data processing services for Life360 pursuant to Life360’s reasonable instructions consistent with the Agreement and the Agreement and on Life360’s behalf (collectively, the “Placer Data Processing Services”):

EXECUTION VERSION

•  Differential Privacy Service. [***] as further described in the second column of Attachment C-1. Placer will provide support, bug fixes and other maintenance in accordance with the Attachments.

•  Filtering and Analytics Service. [***] as described in Section 2 of Attachment A which Placer shall deliver to Life360.

Additional Services Provided by Placer

Subject to, and as described in, the Agreement and in partial consideration of the Placer Fees, Placer shall provide the following services to Life360:

•  POI Data (as per Attachment E) – Placer will grant Life360 a license [***] as further specified in the Agreement.

•  Placer Analytics (as per Attachment F) – Life360 will be granted a license from Placer to [***].

Aggregated Data	Subject to, and as described in, the Agreement and in consideration of the Life360 Fees, Placer may freely use and otherwise process, including sell, Aggregated Data, subject to the limitations and restrictions set forth in the Agreement.

Fees:	Fees payable by Life360 Life360 shall pay Placer the fees as set forth in Attachment D (the “Placer Fees”).

Fees payable by Placer Placer shall pay Life360 the fees as set forth in Attachment D (the “Life360 Fees”).

The above in this “License Details” section is a summary of the operative and binding terms located in the below Attachments. In the event of a conflict between the “License Details” and the below Attachments, the Attachments will govern.

EXECUTION VERSION

Execution

In consideration of the mutual promises and covenants in the Agreement, each party has caused this Agreement to be executed by a duly authorized representative as of the Effective Date. By executing this Agreement, each party affirms that it fully understands and accepts all applicable terms, policies and conditions of this Agreement, and enters into the same with the other party.

LIFE360, INC.		PLACER

By:	/s/ Chris Hulls	By:	/s/ Noam Ben-Zvi
	(sign)		(sign)

Name:	Chris Hulls	Name:	Noam Ben-Zvi
	(print)		(print)

Title:	CEO	Title:	CEO
	(print)		(print)

EXECUTION VERSION

ATTACHMENT A

Terms and Conditions

1.	Definitions:

a.	“Aggregated Data” means [***].

b.	“Anonymized Data” means [***].

c.	“Daily Active User” or “DAU” means [***].

d.	“Data Types” are set forth in Attachment B.

e.	“DPS Input” means [***].

f.	“DPS Output” means [***].

g.

“Expenses” means actual out-of-pocket expenses [***] with respect exclusively to setting up and operating the DPS, including but not limited to expenses associated with and/or related to [***], provided that Life360 obtains Placer’s written approval of the categories of expenses it will be expected to be responsible for before any such expenses are incurred, which shall not be unreasonably withheld. [***]

h.	[***].

i.	[***].

j.	“Life360 Data” means [***].

k.	“Life360 Property” means, collectively, any data or other intellectual property (e.g., [***]) created, processed or developed by Life360 as well as Life360 Data. Life360 Property is owned by Life360.

l.	“Placer Property” means, collectively, all Placer products and services [***] as well as intellectual property rights in the foregoing. Placer Property is owned by Placer.

m.

“Placer Analytics Platform” means Placer’s Physical-World Analytics Platform, Placer software code and any work product, reports, or other output or results, designs, methods, inventions, know- how, techniques, applications, or other materials or technology, or any enhancements to the foregoing.

n.	[***].

o.	“Placer Provided Aggregated Data” has the meaning set forth in Attachment F.

EXECUTION VERSION

2.	Placer Data Services

a.

Privacy Focused DPS and Suspension. Life360 and Placer acknowledge and agree that Life360 shall license [***] (the “Differential Privacy Service” or “DPS”) as described herein and in Attachment C. Each of Life360 and Placer agrees to comply with its obligations and perform the services, as applicable, as set forth in Attachment C.

[***]

b.	Life360 Data Provided to Placer for the Data Processing Services. [***].

i.	[***].

ii.	[***].

iii.	[***].

iv.	[***] .

c.	[***].

i.	[***].

d.	[***].

i.	[***].

ii.	[***].

iii.	[***].

iv.	[***].

e.	[***].

f.	[***].

i.	[***].

g.

Placer shall have the right to update and modify the DPS software at its sole discretion, so long as it preserves at least substantially the same amount of privacy measures as set forth in Attachment C-1. Placer will (i) assist Life360 with setting up the DPS and (ii) perform any maintenance, bug fixes, or similar updates to the DPS as reasonably requested by Life360. [***].

h.	[***].

EXECUTION VERSION

3.	Placer License, Restrictions and Obligations

a.

License and Restrictions. Sole and exclusive title to and ownership of the (i) Placer Property, and (ii) all trade secrets, know-how, inventions, techniques, processes, algorithms, software programs, schematics, documentation related thereto created or owned by, or provided to Life360 by, Placer (collectively, “Placer Information”), including, without limitation, all derivatives, improvements, developments, enhancements and modifications thereof made during, after, in connection with or as a result of this Agreement, shall at all times remain with Placer. For the avoidance of doubt, Placer Property is proprietary to Placer and Placer owns all intellectual property rights in and with respect to all Placer Property. Subject to the terms and conditions of this Agreement, Placer hereby grants to Life360 a non-transferable and non-assignable (except in accordance with Section 13.b below), non-exclusive, limited license, without the right to sub- license (except to its contractors performing services on its behalf), to use Placer Property provided to or made available to Life360 for the sole purposes of exercising rights and performing obligations set forth herein. For clarity, with respect to the contractors mentioned in the foregoing parenthesis, Life360 shall ensure that such contractors comply with all of Life360’s obligations and restrictions under this Agreement, and Life360 shall be liable for any non-compliance by such contractors as if they were Life360’s own non-compliance.

Except as expressly set forth under this Agreement, no license, expressed or implied, in the Placer Property or Placer Information is granted hereunder and Life360 shall not (i) create derivative works, modify, analyze source code, reverse engineer, decompile or disassemble or otherwise determine the source code or inner functionality of any Placer Property or component thereof; (ii) utilize any computer software or hardware which is designed to defeat any copy protection of the Placer Property; (iii) copy the look-and-feel of Placer Property; (iv) remove any proprietary notices, marks, labels, or logos from the Placer Property and shall not permit others to do so; or (v) use the Placer Property or Placer Information for any other purpose not expressly permitted in this Agreement. Life360 may provide feedback (“Feedback”) to Placer in respect of the Placer Property. Placer has not agreed and does not agree to treat as confidential any Feedback provided by Life360 with respect to the Placer Property, and nothing in this Agreement or in the parties’ dealings arising out of or related to this Agreement will restrict Placer’s right to use, profit from, disclose, publish, or otherwise exploit any Feedback, without compensating Life360, provided that Placer does not identify Life360 as the provider of any Feedback. Without limiting the generality of the foregoing, Life360 agrees that its provision of Feedback does not give it any intellectual property or any other right, title, or interest in or to any software, inventions, or other assets created by Placer, even if such Feedback leads Placer to create the software, invention, or other asset. Nothing in this Agreement will limit any of Life360’s rights under applicable law or prohibit Life360 from developing products, branding, concepts, systems or techniques that are similar to or compete with the DPS provided that Life360 does not violate any of its obligations under this Agreement in connection with such development. The Parties shall comply with the obligations and perform the services set forth in Attachment C.

EXECUTION VERSION

b.	[***].

i.	[***].

c.	Placer Obligations

i.	[***].

ii.	[***].

A.	[***].

B.	[***].

C.	[***].

iii.	[***].

iv.	[***].

v.	[***].

d.

Exclusivity. During the Term and for the period thereafter (if any) set forth in Section 6.d, notwithstanding anything to the contrary herein and otherwise consistent with the terms of Schedule H, Life360 and its Affiliates shall not sell, license, deliver, make available, or otherwise provide or grant any rights to any third party or person, or permit any third party or person to receive, purchase, have access to, use, or otherwise process [***] “Restricted Data”), [***].

i.

Delivery. Subject to and conditioned on Placer’s payment of fees and Expenses (as applicable) set forth in this Agreement and Placer’s and its Authorized Users’ compliance with the terms and conditions of this Agreement and the Delivery and Information Security Terms attached as Attachment G, during the applicable period during the Term, Life360 will provide Placer access to DPS Output in the form and for the purposes specified herein in accordance with the following:

ii.	[***].

iii.	[***]

4.	Compliance Obligations and Privacy Focused Practices

a.	Legal Compliance. [***].

b.	Other Obligations.

i.	[***].

EXECUTION VERSION

ii.	[***]

iii.	[***]

iv.	[***]

c.	Life360 Records and Audit. [***]

d.	Placer Records and Audit. [***]

5.	Payments

a.	Payments.

i.

Placer will pay Life360 fees in accordance with Attachment D herein. Throughout the Term and to the extent consistent with Attachment D herein, Placer will calculate the Life360 Fees owed in accordance with this Agreement on a calendar monthly basis. Within 15 days of the end of each calendar month during which fees were incurred, Placer shall provide a report (the “Life360 Fee Report”) that details the actual Life360 Fees calculation. Life360 will then invoice Placer, and Placer will pay the Life360 Fees within thirty (30) days of Placer’s receipt of the invoice. If Placer fails to send the Life360 Fee Report within 15 days of the end of each calendar month, Life360, in its sole discretion, will calculate the fees owed in a manner consistent with this Agreement, and such amount shall be paid no later than twenty (20) days following Placer’s receipt of the invoice. Placer will further pay Expenses due to Life360 within thirty (30) days of receiving an invoice and statement of Expenses from Life360. If this Agreement is terminated, all undisputed Fees and Expenses due at the time of termination shall be paid within thirty (30) days of the effective date of termination. Placer shall pay taxes, fees, and similar governmental charges, if any, the amount of which must be set forth in the Cover Sheet, related to the execution or performance of this Agreement, other than taxes on Life360’s net income. Should Placer fail to pay Life360 Fees by the deadlines set forth herein, and fail to cure within seven (7) calendar days after receiving written notice from Life360 of such missed deadline, Life360 shall have the immediate right to terminate this Agreement, in addition to all rights and remedies available to it under the law and this Agreement.

ii.	Life360 will pay the Placer Fees owed in accordance with this Agreement on a calendar monthly basis, with payment to made within thirty (30) days of the end of each calendar month.

iii.	All amounts due under this Agreement are denominated in, and shall be paid in, U.S. Dollars.

EXECUTION VERSION

iv.	Within seven (7) business days of issuing an invoice to which Placer is entitled to a credit under Attachment H, Life360 will issue a credit memo to Placer.

v.	The parties will use commercially reasonable efforts to expeditiously resolve any disputes concerning amounts due pursuant to this Section 5.

b.

Audits. Audits may be performed, and shall be at Life360’s sole expense, except as set forth below. Any audit shall be performed by an independent auditor not compensated on a contingency-fee basis (the “Auditor”) and shall be subject to the terms of a confidentiality agreement reasonably acceptable to Placer. Any information made available, known and/or acquired during the course of such audit shall be treated as Confidential Information that is proprietary to Placer and subject to the confidentiality obligations under this Agreement. If, as a result of such audit, Life360 discovers an error of more than the Threshold Amount, Placer will reimburse Life360 for the expenses of the Auditor. “Threshold Amount” means the greater of (A) [***] or (B) [***] for the relevant period.

6.	Term and Termination

a.

Term. This Agreement shall start on the Effective Date and continue for a period of three (3) years following the Fully Exclusive Date (as defined in Attachment D) (the “Initial Term”) unless earlier terminated as provided herein, and shall automatically renew for successive one (1) year terms (each, a “Renewal Term”) solely in the event that either party gives written notice of such party’s intent to renew (“Renewal Notice”) at least [***] days prior to the start of any Renewal Term and the recipient of such Renewal Notice either:

(A)	by written notice confirms the renewal, or

(B)	does not by written notice to the other party indicate its intent not to renew within [***] days of receipt of a Renewal Notice.

(the foregoing period shall be referred to as the “Term”). For clarity, during said [***] day period, (i) so long as the recipient of the Renewal Notice has not by written notice confirmed the renewal, the party that provided the Renewal Notice can withdraw the Renewal Notice immediately at any time; and (ii) if the other party rejects such Renewal Notice, the Agreement shall expire at the end of the Term.

b.

Termination. Neither party may terminate this Agreement for convenience. Except as otherwise set forth herein, either party may terminate this Agreement effective immediately if the other party is in material breach of any obligation, representation or warranty under this Agreement and fails to cure such material breach (if capable of cure) within forty-five (45) days after receiving written notice specifying the nature of the breach from the non-breaching party (any such termination, a “Termination for Breach”). Either party may immediately terminate this Agreement upon written notice at any time if (i) the other party files

EXECUTION VERSION

a petition for bankruptcy or is adjudicated as bankrupt, (ii) a petition in bankruptcy is filed against the other party and such petition is not removed or resolved within sixty (60) calendar days, (iii) the other party makes an assignment for the benefit of its creditors or an arrangement for its creditors pursuant to bankruptcy law, (iv) the other party discontinues its business, (v) a receiver is appointed over all or substantially all of the other party’s assets or business, or (vi) the other party is dissolved or liquidated or otherwise ceases to function as a going concern (any such termination, a “Solvency Termination”). Each party, as applicable, may terminate this Agreement by [***] (as defined in Attachment D).

c.	[***].

i.	[***]

ii.	[***]

iii.	[***]

iv.

If Life360 terminates this Agreement pursuant to Section 2.d.iii or Section 6.c.i, and such termination is not a Permitted Termination, then: (A) if such termination takes effect prior to the first anniversary of the Fully Exclusive Date, then Life360 shall promptly pay Placer an early termination fee equal to ten million dollars ($10,000,000); and (B) if such termination takes place at any time thereafter, then Life360 shall promptly pay Placer an early termination fee equal to five million dollars ($5,000,000).

d.

Effect of Termination. In the event that this Agreement expires or is terminated for any reason, Sections [***], together with the relevant portions of the Attachments shall survive expiration or termination of this Agreement. [***], in the event of the termination of this Agreement, Section 3.d shall survive until the earlier of: (i) the date on which the Initial Term or the then-current Renewal Term would have ended absent the early termination of this Agreement; and (ii) the date on which Life360 terminates the Agreement pursuant to Section 6.b for Placer’s uncured material breach or a Solvency Termination by Life360. Any termination of this Agreement other than a Permitted Termination, [***] shall be deemed a “Premature Termination”.

e.	Willful Refusal or Frustration. The following, each a “Willful Refusal,” are hereby deemed a material breach of this Agreement: [***].

7.	Representations and Warranties and Covenants

a.

Each party represents, warrants and covenants to the other party that (a) it has the full power and authority to enter into and perform fully this Agreement, (b) the execution of this Agreement and the performance of its obligations under this Agreement do not violate any other agreement to which it is a party, and (c) the person signing this Agreement on such party’s behalf has been duly authorized and empowered to enter into this Agreement and this Agreement constitutes a legal, valid and binding obligation when executed and delivered. Each party shall comply with all applicable Laws, and shall at its sole expense obtain and maintain the governmental authorizations, registrations and filings required by any jurisdiction in connection with the execution or performance of this Agreement.

EXECUTION VERSION

b.

Life360 represents, warrants and covenants to Placer that it has, and will continue to have, all rights to Life360 Data needed to perform its obligations and to grant Placer the rights granted under this Agreement; and to Life360’s knowledge, Life360 Data is free of infection from any viruses or other code or computer programming routines that contain contaminating or destructive properties or that will damage, surreptitiously intercept or expropriate any system, data or information. Further, Life360 represents, warrants and covenants that:

i.	[***].

ii.	[***]

iii.	[***]

c.	Placer represents, warrants and covenants that:

i.	[***]

ii.	[***]

8.	Confidentiality

a.

Definition. “Confidential Information” means any and all information that is disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects, that if disclosed in writing or tangible form is marked as “Confidential” or with some similar designation, or if disclosed orally, is identified as being proprietary and/or confidential at the time of disclosure, or that under the circumstances and nature of the information should reasonably deemed to be confidential (including without limitation the existence and terms of this Agreement, which is Confidential Information of both parties). Without limiting the foregoing and regardless of whether identified as being proprietary and/or confidential, Confidential Information of Life360 includes without limitation Life360 Data.

b.

Use and Disclosure Restrictions. Each party shall not use the other party’s Confidential Information except as necessary to exercise its rights or perform its obligations under this Agreement, or as expressly permitted by this Agreement. Each party shall not disclose the other party’s Confidential Information to any third party, and shall only disclose such Confidential Information to those of its employees, contractors and agents that need to know such Confidential Information for the purposes of this Agreement, provided that each such employee, contractor or agent is subject to a written agreement that includes binding use and disclosure restrictions that are at least as protective of Confidential Information as those set

EXECUTION VERSION

forth in this Agreement. Each party will use all reasonable efforts to maintain the confidentiality of all Confidential Information of the other party in its possession or control, but in no event less than reasonable care. The foregoing obligations will not restrict either party from disclosing Confidential Information of the other party (i) pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided that the party required to make such a disclosure gives reasonable notice to the other party to contest such order or requirement and cooperates with the disclosing party, at the disclosing party’s request and expense, in any lawful action to contest or limit the scope of such required disclosure or (ii) on an as-needed, confidential basis to its legal or financial advisors. Without limiting the restrictions set forth in Section 2, the foregoing obligations will not apply to any information that the receiving party can demonstrate with competent evidence (i) is or becomes generally known to the public through no fault of or breach of this Agreement by the receiving party, (ii) was rightfully known by the receiving party at the time of disclosure without an obligation of confidentiality as shown by the contemporaneous records of the receiving party, (iii) is independently developed by the receiving party without use of, reference, or access to the disclosing party’s Confidential Information as shown by the written records of the receiving party, or (iv) the receiving party rightfully obtains from a third party that had the right to make such disclosure without an obligation of confidentiality.

c.	[***]

d.

Return of Confidential Information. The receiving party will return to the disclosing party or destroy all Confidential Information of the disclosing party in the receiving party’s possession or control and permanently erase all electronic copies of such Confidential Information promptly upon the written request of the disclosing party or upon the expiration or termination of the Agreement. Upon request of the disclosing party, the receiving party will certify in writing signed by an officer of the receiving party that it has fully complied with its obligations under this Section 8.d.

e.

Injunctive Relief. The parties agree that any breach of this Section 8 will cause irreparable harm to the disclosing party for which monetary damages will be inadequate. Accordingly, the disclosing party will be entitled to seek and, if granted, obtain and enforce injunctive or other equitable relief (in addition to any other remedies available to it) to remedy any threatened or actual breach of this Section 8.

f.

Confidential Treatment Request. If either party is required to file or disclose this Agreement or any portion thereof with the United States Securities and Exchange Commission (the “SEC”) or any other governmental authority (whether in the U.S. or otherwise), Life360 will give Placer advance notice and an opportunity to comment on the materials being disclosed. Each party shall use its commercially reasonable efforts to procure confidential treatment of the Agreement or relevant provisions thereof pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 (or foreign equivalent), in each case as amended, and the rules, regulations and guidelines promulgated thereunder, or any laws and regulations (whether in the U.S. or otherwise). Each party shall use its commercially reasonable efforts to procure confidential treatment for such portions of the Agreement as may be reasonably requested in a timely manner by the other party.

EXECUTION VERSION

g.	Notwithstanding anything to the contrary in this Agreement, nothing in this Section 8 restricts rights otherwise granted under this Agreement.

9.	Indemnification

a.

Indemnification by Life360. Life360 shall indemnify, defend and hold Placer and its directors, officers, employees and Affiliates (each an “Placer Indemnified Party”) harmless from and against any damages, losses, liabilities, judgments, costs and expenses (including reasonable attorneys’ fees) arising out of or relating to any third-party claim or action arising from [***]. As used in this Agreement, “Affiliate” means, as to any entity, any other entity directly or indirectly controlling, controlled by, or under common control with, such entity.

b.

Procedure for Indemnification by Life360. Placer shall (i) promptly notify Life360 in writing of any claim implicating the foregoing indemnification obligations, (ii) grant Life360 sole control of the defense and/or settlement of the claim, provided, however, that Life360 must not settle any claim that does not unconditionally release Placer or that imposes non-monetary obligations, without Placer’s prior written consent, and (iii) provide Life360, at Life360’s expense, with all assistance, information and authority reasonably required for the defense and/or settlement of the claim. Placer may at its election and expense participate in the defense of any action.

c.

Indemnification by Placer. Placer shall indemnify, defend and hold Life360 and its directors, officers, employees and Affiliates (each a “Life360 Indemnified Party”) harmless from and against any damages, losses, liabilities, judgments, costs and expenses (including reasonable attorneys’ fees) arising out of or relating to any third-party claim or action arising from [***].

d.

Procedure for Indemnification by Placer. Life360 shall (i) promptly notify Placer in writing of any claim implicating the foregoing indemnification obligations, (ii) grant Placer sole control of the defense and/or settlement of the claim, provided, however, that Placer must not settle any claim that does not unconditionally release Life360 or that imposes non-monetary obligations, without Life360’s prior written consent, and (iii) provide Placer, at Placer’s expense, with all assistance, information and authority reasonably required for the defense and/or settlement of the claim. Life360 may at its election and expense participate in the defense of any action.

EXECUTION VERSION

10.	Disclaimers and Limitation of Liability

a.

Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, TITLE, FITNESS FOR A PARTICULAR PURPOSE, AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR PERFORMANCE. EACH PARTY ACKNOWLEDGES THAT IT HAS RELIED ON NO REPRESENTATIONS OR WARRANTIES OTHER THAN THE EXPRESS WARRANTIES IN THIS AGREEMENT.

b.

Limitation of Liability. EXCEPT FOR A PARTY’S CONFIDENTIALITY OR INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, OR BREACH THEROF, FRAUD OR WILLFUL MISCONDUCT, LIQUIDATED DAMAGES DUE UNDER THIS AGREEMENT, A WILLFUL REFUSAL OFEITHER PARTY, OR A PARTY’S WRONGFUL TERMINATION OF THE AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION ANY DAMAGES RELATING TO LOST DATA AND/OR LOST PROFITS, ARISING FROM OR RELATING TO THE THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT, OR BREACH THEROF, FRAUD OR WILLFUL MISCONDUCT, LIQUIDATED DAMAGES DUE UNDER THIS AGREEMENT, A WILLFUL REFUSAL OFEITHER PARTY, OR A PARTY’S WRONGFUL TERMINATION OF THE AGREEMENT, EACH PARTY’S TOTAL CUMULATIVE LIABILITY IN CONNECTION WITH THIS AGREEMENT (INCLUDING WITH RESPECT TO THE LIQUIDATED DAMAGES DUE UNDER THIS AGREEMENT) SHALL NOT EXCEED AN AMOUNTS PAID OR PAYABLE IN THE TWELVE MONTHS PRECEDING THE CIRCUMSTANCES THAT GAVE RISE TO THE CLAIM AT ISSUE OR IF DURNG THE FIRST YEAR FOLLOWING THE EFFECTIVE DATE $20 MILLION. THE EXISTENCE OF MORE THAN ONE CLAIM SHALL NOT ENLARGE THIS AMOUNT. THE LIMITATION OF LIABILITY SET FORTH IN THIS SECTION WILL APPLY EVEN IF ANY LIMITED REMEDY SPECIFIED IN THIS AGREEMENT IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE. EACH PARTY ACKNOWLEDGES AND AGREES THAT THIS SECTION 10.b IS AN ESSENTIAL ELEMENT OF THE AGREEMENT AND THAT, IN ITS ABSENCE, THE ECONOMIC TERMS OF THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT.

11.

Ownership. Subject to the rights expressly granted pursuant to this Agreement, as between Life360 and Placer: (a) Life360 owns all right, title, and interest in and to (i) the Life360 Property, [***]; and (b) Placer owns all right, title and interest in and to (i) the Placer Property, [***] .

EXECUTION VERSION

12.

Marketing. Joint press releases or other communications must be mutually approved in advance by Life360 and Placer. Unilateral references or other non-press related communications by a party such as social media, newsletters, websites, presentations, blogs and other methods that may be relevant from time to time, in which the other party’s name and/or logo appears, shall require the other party’s prior written consent which shall not be unreasonably withheld. Notwithstanding any other provisions, Life360 shall not use any trade name, trademark, service mark, logo, commercial symbol, or any other proprietary rights of Placer or any of its Affiliates in any manner (including any use in press release, advertisement, or any other marketing, promotional, or publicly available materials) without specific prior written authorization of each instance of such use by an officer of Placer with a title of Vice President or higher unless compelled by applicable law.

13.	Miscellaneous.

a.

Relationship of the Parties. The parties are independent contractors with respect to one other. This Agreement does not create and shall not be construed as creating a partnership, joint venture, or employment relationship between the parties. Neither party shall have, and shall not represent to any third party that it has, any right to obligate or bind the other party in any manner whatsoever. Nothing in this Agreement shall give, or is intended to give, any rights of any kind to any third party.

b.

Assignment. Neither party may transfer or assign to any third party any of its rights or obligations under this Agreement (and, in the case of Placer as assignor, any Life360 Data), whether by operation of law or otherwise, without the prior express written consent of the other party (not to be unreasonably withheld). Each party shall notify the other party in writing at least fifteen (15) days prior to undergoing a merger, acquisition, change of Control, or sale of all or substantially all of its assets or business to which this Agreement relates (collectively, a “Change of Control”). If either Party notifies the other Party that it will undergo a Change of Control to a successor that the party not undergoing the Change of Control reasonably believes in good faith, based on the past conduct of such entity, (i) would be likely to materially, and intentionally or as a result of gross negligence, misuse or mishandle the Life360 Data or Placer Property; (ii) is a bona fide competitor of the party not undergoing the Change of Control; or (iii) that the Change of Control would have a material and detrimental impact on the reputation of the party not undergoing the Change of Control, then, in each case of (i) through (iii), the party not undergoing the Change of Control may terminate this Agreement by giving written notice of termination to the party undergoing the Change of Control within thirty (30) days after receiving the notification described in the immediately foregoing sentence. This Agreement otherwise inures to the benefit of and shall be binding on the parties’ permitted assignees, transferees and successors. For the purposes of this Section 13.b, “Control” means, with respect to an entity: (1) to possess, directly or indirectly, the power to direct affirmatively the management and policies of such entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (2) ownership of more than 50% of the voting securities in such entity. A termination pursuant to the immediately foregoing sentence shall be deemed a Permitted Termination. For the avoidance of doubt, a reorganization or assignment to an Affiliate shall not be deemed a Change of Control.

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c.

Waiver. A waiver of any provision of this Agreement will only be valid if provided in writing and will only be applicable to the specific instance and occurrence so waived. The failure by either party to insist upon the strict performance of this Agreement, or to exercise any term hereof, will not act as a waiver of any right, promise or term herein. Any delay in the performance of any duties or obligations of either party (except the payment of money owed) will not be considered a breach of this Agreement if such delay is caused by a labor dispute, shortage of materials, fire, earthquake, flood, or any other event beyond the control of such party, provided that such party uses reasonable efforts, under the circumstances, to notify the other party of the circumstances causing the delay and to resume performance as soon as possible.

d.

Construction. Section headings are for reference purposes only and should not be used in the interpretation of this Agreement. No provision of this Agreement will be construed against either party as the drafter thereof. Each party has had the opportunity to consult with counsel in the negotiation of this Agreement. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, such determination will not impair or affect the validity, legality or enforceability of the remaining provisions of this Agreement, and such provision will be changed and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law.

e.

Notices. All notices and other communications required or permitted to be given under this Agreement shall be given in writing. Notices to Placer shall be sent to Placer Labs Inc., 340 Lemon Avenue #1277, Walnut, CA 91789, [***]. Notices to Life360 shall be sent to Life360 Inc., 539 Bryant Street, Suite 402, San Francisco CA 94107, [***]. Notices shall be sent by certified mail, delivered by a nationally recognized courier service, delivered by hand, or sent by email, and are deemed to have been received when they are delivered by courier, hand delivered, or emailed, or five business days after the date of mailing. Either party may change its address by giving notice of the new address to the other party in writing.

f.

Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without reference to conflicts of laws principles that would require the application of the laws of a different jurisdiction. The parties agree that the federal and state courts in California will have exclusive jurisdiction and venue under this Agreement, and each party irrevocably submits to such jurisdiction exclusively and the parties hereby waive all defenses based upon forum nonconveniens, improper venue, or personal jurisdiction. The United Nations Convention on Contracts for the International Sale of Goods will not apply to the Agreement. If a dispute arising under this Agreement results in litigation, the non-prevailing party shall pay the court costs and reasonable attorneys’ fees of the prevailing party. Notwithstanding anything to the contrary in

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this Agreement, either party has the right to apply to any court of competent jurisdiction for provisional relief, including pre-trial attachments, a temporary restraining order, temporary injunction, permanent injunction and/or order of specific performance, without posting a bond, as may appear reasonably necessary to protect its Confidential Information or its proprietary rights.

g.

Entire Agreement and Language. This Agreement, including the Cover Sheet and any exhibits attached hereto or incorporated herein, constitutes the entire understanding between the parties concerning the subject matter hereof and supersedes all prior and/or contemporaneous discussions, contracts and representations, whether oral or written and whether or not executed by Placer and Life360. This Agreement or any part or provision hereof shall not be deemed waived, amended, or modified by either party unless such waiver, amendment or modification is in writing and executed by authorized representatives of both parties. This Agreement shall be executed in English and any other language versions shall be for convenience only.

h.

Counterparts. This Agreement may be executed in counterparts, each of which will be considered an original and all of which together will constitute the same instrument, and may be executed by facsimile or electronic signature.

i.

Force Majeure. Neither party shall be responsible for the delay in performance or failure to perform any of its obligations in the Agreement, if the delay or failure results from a Force Majeure and the effect therefrom. “Force Majeure” means: natural catastrophes such as earthquake, volcano eruption, and tsunami, epidemic, pandemic, war, invasion, act of terrorism, riot or civil unrest, labor strike, embargoes, telecommunications or internet failures. Each party, as applicable, shall endeavor to continue to perform its obligations as soon as practicable.

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ATTACHMENT B

Data Types

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ATTACHMENT C

DPS Covenants and Services

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ATTACHMENT C-1

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ATTACHMENT C-2

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ATTACHMENT D

FEES

Life360 Fees:

Placer shall pay Life360 as follows:

a.

During the Term, on the Effective Date and on the same date of each month thereafter until the first day of calendar month after the calendar month in which Exclusivity Payment Date occurs (the “Fully Exclusive Date”), Placer shall pay Life360 a flat fee of $[***] per month. “Exclusivity Payment Date” means the earlier of: (i) the date on which all Pre-existing Agreements have been terminated; and (ii) the date that is ninety-three (93) days after the Effective Date.

b.

During the Term, starting after the Fully Exclusive Date and after the first day each calendar month thereafter, Placer shall pay Life360 a flat fee of $[***] in accordance with Section 5 of this Agreement.

c.	[***]

Placer Fees:

Commencing on the Fully Exclusive Date, and assuming the Placer Data Processing Services are ready to be provided to Life360 on that date, Life360 shall pay Placer $[***] on a calendar monthly basis, with payment to made within thirty (30) days of the end of each calendar month for the Placer Services.

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ATTACHMENT E

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ATTACHMENT F

Placer Analytics Platform - ORDER FORM

Analytics to be provided by Placer to Life360:

•	Access, via Placer’s Platform, to reports, including Visits, Trade Areas, Customer Journey, Customer Insights, Dwell Times, and Visitation by Hour/Day

•	Actionable insights include:

•	Accurate foot traffic counts and dwell time

•	True Trade Areas displaying frequent-visitors-density by home and work locations

•	Customers’ demographics, interests, and time spent at relevant locations

•	Where customers are coming from and going to, and the routes they take

•	Benchmarking of Foot Traffic, Market Share, Audiences, and other key metrics

•	Competitive insights

•	Void Analysis Reports

•	Premier Customer Support

•	Regular meetings with Placer’s Customer Success Team

•	Live, Virtual Training support as reasonably needed

•	Provide ad-hoc insights services to Life360, for PR purposes.

•	Examples of insights and analytics include:

•	The ability to see how commutes change by major metro region (e.g., how the average time between leaving home and arriving at work is changing day by day);

•	Key statistics on overall movement behavior (e.g., where families are spending their time, such as going to sporting events, staying at home socializing, going to movies etc.).

Full access and use of future services and features to the extent they are provided to the existing customers of Placer for no additional fee (the “Basic Package”). For clarity, certain potential future features, such as incorporating 3rd party components, may be provided to existing customers for an additional fee, and they are excluded from the Basic Package.

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Without limiting the terms of the Agreement, including Section 3.d, the Aggregated Data made available to Life360 through the Placer Analytics Platform are the data, information and materials described above and shall be referred to as “Placer Provided Aggregated Data. Subject to Section 3.d, Life360 may use Placer Provided Aggregated Data solely for the following purposes: (a) Life360 may use Placer Provided Aggregated Data for Life360’s internal business purposes, including development of its products and services, to incorporate in features within its app, to display to its users and for marketing, advertising and PR purposes; and (b) Life360 may incorporate Placer Provided Aggregated Data into Research Data, as described and subject to the restrictions below.

“Research Data” means datasets and other materials created by Life360 that result in any part from Life360’s use of Placer Provided Aggregated Data. Life360 may share Research Data with current and potential Life360 customers, and in marketing materials; provided that Life360 shall cite Placer as a provider of such information. Life360 shall not, directly or indirectly, resell, distribute, sublicense, display or otherwise provide Placer Provided Aggregated Data to any third parties, except that Life360 may display Placer Provided Aggregated Data as part of Research Data.

Use of Placer Provided Aggregated Data is governed by, and Life360 and Placer agree to, the License Agreement located at https://www.placer.ai/placer-license-agreement (“Placer Analytics Platform Access License Agreement”). Unless otherwise defined herein, capitalized terms herein have the same meaning as in said Placer Analytics Platform Access License Agreement.

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ATTACHMENT G

DELIVERY AND INFORMATION SECURITY TERMS

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ATTACHMENT H

Permitted Exclusions

This Attachment H is attached to, and made

part of, this Agreement.

1.	“Permitted Exclusions” means: (A) Life360’s agreement(s) to provide Restricted Data to Arity 875, LLC (“Arity”) [***]; (B) [***]; (C) [***]; and (D) [***]:

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2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.

Life360 shall use commercially reasonable efforts to notify Placer in writing as expeditiously as possible (but in no event more than seventy-two (72) hours) after becoming aware of its material breach of the exclusivity requirements in Section 3.d (and including this Attachment H). If Life360 breaches its exclusivity requirements in Section 3.d (and including this Attachment H) and fails to cure such breach within thirty (30) days of receiving notice of the same from Placer, Life360 will pay Placer liquidated damages in the amount of twenty million dollars ($20,000,000). The parties intend that the liquidated damages constitute compensation, and not a penalty. The parties acknowledge and agree that Placer’s harm caused by a breach by Life360 of the exclusivity provisions would be impossible or very difficult to accurately estimate as of the Effective Date, and that the liquidated damages are a reasonable estimate of the anticipated or actual harm, including any non-direct damages.

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ATTACHMENT I

Form of Attestation

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